SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

|_|     Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to ? 240.14a-12

                                North Bay BANCORP
        ----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
        ----------------------------------------------------------------
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                  applies:
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

                         NOTICE OF THIRD ANNUAL MEETING
                               OF SHAREHOLDERS OF
                                NORTH BAY BANCORP


TO THE SHAREHOLDERS OF NORTH BAY BANCORP:


         NOTICE IS HEREBY GIVEN that the Third Annual Meeting of the Shareholders of North Bay Bancorp will be held at the Green Valley Country Club, 35 Country Club Drive, Suisun, California, 94585, on Tuesday, April 30, 2002, at 7:00 p.m. to consider and act on:

(1) Election of Directors. The Board of Directors intends at this time to present the following nominees for election:

                  Thomas N. Gavin             David B. Gaw
                  Fred J. Hearn               Conrad W. Hewitt
                  Harlan R. Kurtz             Richard S. Long
                  Thomas H. Lowenstein        Thomas F. Malloy
                  Terry L. Robinson           James E. Tidgewell


Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations will be made in writing and will be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days' notice of the meeting is given to shareholders, the notice of intention to nominate will be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of the meeting is sent by third class mail as permitted by Section 6 of the Company's Bylaws, no notice of intention to make nominations will be required. The notification will contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for that nominee. A copy of this paragraph will be set forth in a notice to shareholders of any meeting at which directors are to be elected.

         (2) Approval of North Bay Bancorp 2002 Stock Option Plan. The shareholders will be asked to approve the North Bay Bancorp 2002 Stock Option Plan described more fully in the Proxy Statement accompanying this Notice.

Other Business. The shareholders will consider and act on any other business as may properly be brought before the meeting.

Shareholders of record at the close of business on March 4 , 2002 are entitled to notice of, and to vote at, the Annual Meeting. Every shareholder is invited to attend the Annual Meeting in person or by proxy. If you do not expect to be present at the Meeting, you are requested to complete and return the accompanying proxy form in the envelope provided. Any shareholder present at the Annual Meeting may vote personally on all matters brought before the Meeting, and in that event your proxy will not be used.


Dated:  March 28, 2002

                                                             ___________________
                                                             Wyman G. Smith, III
                                                             Corporate Secretary


         WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND
            RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE
                         ENCLOSED POSTAGE PAID ENVELOPE

                                 PROXY STATEMENT
                                     FOR THE
                      THIRD ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                North Bay Bancorp
                               1500 SOSCOL AVENUE
                             NAPA, CALIFORNIA 94559
                                 (707) 257-8585

                     To Be Held April 30, 2002 at 7:00 p.m.
            at the Green Valley Country Club, 35 Country Club Drive,
                           Suisun, California, 94585
                       -----------------------------------

                                                     TABLE OF CONTENTS

GENERAL INFORMATION FOR SHAREHOLDERS..............................................................................1

PRINCIPAL SHAREHOLDERS............................................................................................2

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING....................................................................3

1.       ELECTION OF DIRECTORS....................................................................................3

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS.................................................................7
                  Audit Committee.................................................................................7
                  Compensation Committee..........................................................................8

SECURITY OWNERSHIP OF MANAGEMENT.................................................................................12

EXECUTIVE COMPENSATION...........................................................................................16

                  Option Grants and Exercises....................................................................19
                  Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values......................21
                  Long Term Incentive Plans - Awards in Last Fiscal Year.........................................21
                  Employment Agreement and Termination of Employment and Change of Control Arrangements..........22
                  Executive Officer Supplemental Executive Retirement Plan.......................................24
                  Compensation of Directors......................................................................24

OTHER INFORMATION REGARDING MANAGEMENT...........................................................................27

                  Management Indebtedness........................................................................27
                  Certain Business Relationships.................................................................27
                  Reports of  Changes in Beneficial Ownership....................................................27

2.       APPROVAL OF NORTH BAY BANCORP  2002 STOCK OPTION  PLAN..................................................28

INDEPENDENT AUDITORS.............................................................................................34

Availability of Form 10-K........................................................................................35

Shareholder Proposals............................................................................................35

OTHER MATTERS....................................................................................................36


                      GENERAL INFORMATION FOR SHAREHOLDERS

The following information is furnished in connection with the solicitation of the accompanying proxy by and on behalf of the Board of Directors of North Bay Bancorp ("the Company" or "North Bay") for use at the Third Annual Meeting of Shareholders to be held at Green Valley Country Club, 35 Country Club Drive, Suisun, California, 94585 on Tuesday, April 30, 2002, at 7:00 p.m. Only shareholders of record at the close of business on March 4, 2002, (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 1,960,902 shares of its Common Stock, all of which will be entitled to vote at the Annual Meeting and any adjournments thereof. This proxy statement will be first mailed to shareholders on or about March 28 , 2002.

As many of the Company's shareholders are not expected to personally attend the Annual Meeting, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by a duly executed proxy in the accompanying form, received by the Board of Directors prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder executing and delivering the enclosed proxy may revoke the proxy at any time prior to exercise of the authority granted by the proxy by (i) filing with the secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date; or (ii) attending the meeting and voting in person. A proxy is also revoked when written notice of the death or incapacity of the maker of the proxy is received by the Company before the vote is counted. If a shareholder specifies a choice with respect to any matter on the accompanying form of proxy, the shares will be voted accordingly. If no specification is made, the shares represented by this proxy will be voted in favor of election of the nominees specified and in favor of the specified proposals.

Each shareholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. If cumulative voting is utilized, each shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or may distribute the same number of votes among as many candidates as the shareholder desires. Pursuant to California law and the Company's bylaws, no shareholder may cumulate votes unless the name of any candidate for which votes would be cast has been placed in nomination prior to the voting in accordance with the Company's bylaws and, also prior to the voting at the Annual Meeting, any shareholder has given notice of that shareholder's intention to cumulate that shareholder's votes at the meeting. If any shareholder has given notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors does not, at this time, intend to give notice or to cumulate the votes it may hold by the proxies solicited by this Proxy Statement unless the required notice by a shareholder is given in proper form at the Annual Meeting, in which instance the Board of Directors intends to cumulatively vote all the proxies held by it in favor of the nominees for office as described in this Proxy Statement. Therefore, discretionary authority to cumulate votes under these circumstances is solicited in this Proxy Statement.

The proxy committee is composed of two officers of the Company, Terry L. Robinson and Wyman G. Smith, III, who will vote all shares of Common Stock represented by the proxies. However, the proxy committee cannot vote the shares of the shareholder unless the shareholder signs and returns a proxy card. Proxy cards also confer upon the proxy committee discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed, which may properly be presented for action at the Annual Meeting including a motion to adjourn, and with respect to procedural matters pertaining to the conduct of the Annual Meeting. The total expense of soliciting the proxies in the accompanying form will be borne by the Company. While proxies are normally solicited by mail, proxies may also be directly solicited by officers, directors and employees of the Company. The officers, directors and employees will not be compensated for this service beyond normal compensation to them.

The voting of proxies will be tabulated by a representative of Registrar and Transfer Company, which has been appointed as the Company's independent inspector of election. The inspector of election will be present at the meeting in order to tabulate the voting of any proxies returned and ballots cast at that time. Except as required by law, the vote indicated on each individual proxy card and ballot will be held confidential.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and broker non-votes are not counted as votes for or against a proposal or as votes present and voting on the proposal.

A copy of the Annual Report of the Company for the fiscal year ended December 31, 2001, accompanies this Proxy Statement. Additional copies of the Annual
Report are available upon request to Pansy F. Smith, Assistant Corporate Secretary of the Company.

PRINCIPAL SHAREHOLDERS

As of March 4 , 2002, the following persons were known by the Company to beneficially own more than five percent (5%) of the outstanding Common Stock:

                            Relationship           Number of Shares           Percent of Class (1)
Name and Address            with  Company          Beneficially Owned         Beneficially Owned
-------------------------------------------------------------------------------------------------
Houghton Gifford, M.D      Director Emeritus (2)               118,851               6.06%
3219 Vichy Avenue          of The Vintage Bank
Napa, CA  94558

----------------------------

(1) In computing the percentage of outstanding Common Stock owned beneficially the number of shares beneficially owned has been divided by the number of outstanding shares on the Record Date after (i) giving effect to stock dividends paid through March 22, 2002 and (ii) assuming options exercisable by the named person within 60 days have been exercised.

(2) Included in the total for Dr. Gifford are 676 shares held as custodian for a minor under the California Uniform Transfers to Minors Act and 118,175 shares held in the name of the Gifford Family Trust dated April 8, 1985, of which Dr. Gifford is trustee.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

1.       ELECTION OF DIRECTORS

It is intended to elect ten (10) Directors of the Company, pursuant to a resolution of the Board of Directors fixing the authorized number of Directors at ten (10). The Directors so elected will hold office for a term continuing until the next Annual Meeting and until their successors are duly elected and qualified. All of the nominees are at present members of the Board of Directors of the Company. If any nominee should refuse or be unable to serve, the proxies will be voted for any person the Board of Directors may designate to replace that nominee. The Board presently has no knowledge that any of the nominees will refuse or be unable to serve. The nominees (up to the number of directors to be elected) receiving the highest number of votes are elected. Votes against a director and votes withheld have no legal effect.

Information is provided below regarding the individual nominees, as well as regarding the executive officers of the Company, each of whom serves on an annual basis and must be selected by the Board of Directors annually pursuant to the bylaws of the Company.(3) The ages stated are as of March 1, 2002.

Dale A. Brain, age 54, is Executive Vice President and Chief Operating Officer of North Bay and has been employed by North Bay since October 2000. Prior to joining North Bay, Mr. Brain served as the COO for Tactive, a B2B Internet start up company headquartered in Columbus, Ohio. Prior to Tactive Mr. Brain ran information services and operations for Napa National Bank. Before coming to Napa National, Mr. Brain spent 5 years at Kaiser Permanente where he ran Client Services and Remote Delivery For the Northern California HMO. Mr. Brain began his career at Bank of America where during his 20-year tenure, he moved from branch operations to administration and finally to heading up out of state acquisitions of RTC held savings and loan organizations. Mr. Brain attended the University of Michigan and holds a graduate degree in Business from USF.

Lee-Ann Cimino, age 38, is Senior Vice President and Chief Financial Officer of North Bay, Solano Bank and The Vintage Bank. Ms. Cimino joined The Vintage Bank in 1987. Prior to becoming employed by The Vintage Bank, Ms. Cimino served as Operations Manager for Lamorinda National Bank. Ms. Cimino is past treasurer of the Napa Valley D.A.R.E. Foundation and a member of the board of directors of the Banker Executive Council of Northern California and of the Napa Valley Safe School Foundation.

----------------------------

(3) As used throughout the Proxy Statement, the Term "Executive Officer" means the President, Excutive Vice President/Credit Administrator, Executive Vice President/Chief Operating Officer, Senior Vice President/Chief Financial Officer, Senior Vice President/Human Resources, and President and Chief Executive Officer of The Vintage Bank and of Solano Bank.

Susan C. Fonseca, age 47, is Senior Vice President, Human Resources of North Bay. From 1990 until joining North Bay in 2001, Ms. Fonseca was employed by Wells Fargo Bank, serving as Vice President and Human Resources Manager from 1995 to 2001 and as Personnel Officer from 1990 to 1995. From 1988-1990, she was Employee Benefits Coordinator for Buffums Department Stores. Ms. Fonesca graduated from Kent State University with a B.A. degree in Spanish and Latin American Studies.

Thomas N. Gavin, age 49, is a Director of North Bay and a director and Chairman of the Board of Solano Bank, since 2000. Mr. Gavin is the owner of Gavin & Schreiner, a benefit planning company started in 1985. He is also an insurance agent for New York Life, where he has been affiliated for over twenty five years. Mr. Gavin earned his Associate of Arts degree from Solano Community College and a B.A. in sociology from the University of California at Davis. He completed his insurance agent education and was awarded his CLU from American College. Mr. Gavin has been active in professional and local civic and social organizations, including the Benicia Rotary Club (President 1994-1995), the Benicia Chamber of Commerce (President 1987); St. Patrick -St. Vincent High School Board of Regents (President 1996); and the Benicia Mainstreet Program Board of Directors (President 1988). He is also a member of the Sutter-Solano Hospital Foundation Board and the Board of Directors for St. Dominic's Church in Benicia, where he has also coached basketball and softball for PAL.

David B. Gaw, age 56, has served as a director of The Vintage Bank since 1984 and served as Chairman of the Board of Directors from 1992 to 1994. He is also a Director of North Bay and Solano Bank. Mr. Gaw has been engaged in the practice of law in Napa and Solano Counties for more than thirty years and is one of the founding members of Gaw, Van Male, Smith, Myers & Miroglio, a professional law corporation with offices in Napa, Fairfield, Vacaville and Redlands. Mr. Gaw is certified by the California State Board of Legal Specialization in Probate,
Estate Planning, and Trust Law, and a Certified Elder Law Attorney by the National Elder Law Foundation. Mr. Gaw has served as President of the Napa County Bar Association. He is a member of The Queen of the Valley Hospital Foundation Board of Trustees, and is a member of Boards of Directors of North Bay Hospital Foundation, the Solano Community Foundation, and the North Bay Health Care Group. North Bay, Solano Bank, and The Vintage Bank have retained the legal services of Mr. Gaw's law firm since their organization and expect to retain the firm's services in 2002.

Fred J. Hearn, Jr., age 48, has served as a Director of North Bay and Solano Bank since 2000. Mr. Hearn is President of Hearn Pacific Construction, a real estate general contracting company headquartered in Vacaville for more than twenty-six years. He is also a member in Pacific Valley Development Company and President of Pacific Concrete Construction Company Inc. Mr. Hearn is an active member of both the Fairfield and Vacaville Chambers of Commerce, the Solano Commercial Brokers and the Solano Economic Development Corporation. He has also served on the Notre Dame Parochial School Board as secretary and vice president for two terms and is a member of the Green Valley Country Club where he served on the Building and Grounds Committee. Mr. Hearn helped organize the Vacaville Homeless Shelter and in the past has served on the Vacaville Chamber of Commerce Economic Development Committee.

Conrad W. Hewitt, age 65, joined the Board of North Bay in November, 1999 and is a consultant. He is a member of the Board of Directors of Global Intermodal Systems, Inc., where he serves as Chairman of the Audit Committee and as a member of the Compensation Committee. Also, he is a member of the Board of Directors of ADPAC, Inc. and Click Books.com, Inc. Mr. Hewitt is a Trustee of the Kalmanovitz Charitable Foundation. Also, he is a director of S&P Company and a director of Pabst Brewing Company. He also serves as Chairman of the Pabst Brewing Company Audit and Compensation Committees. Additionally, he is an advisory director for Clark/Bardes Consulting and Private Capital Corporation. Mr. Hewitt served as Superintendent of Banks and Commissioner, Department of Financial Institutions, State of California from 1995 to 1998. Prior to 1995, Mr. Hewitt was the Managing Partner, North Bay Area, Ernst & Young and was employed by Ernst & Young for thirty-three years until his retirement. Mr. Hewitt is a Certified Public Accountant. Mr. Hewitt received a B.S. in Finance and Economics from the University of Illinois and did post-graduate work at the University of Southern California.

Harlan Kurtz, age 71, is a Director of North Bay. He served as a Director of The Vintage Bank from 1988 until his retirement on April 24, 2001 and devoted a substantial amount of his time serving as Chairperson of the Bank's Site Committee. Mr. Kurtz is a general contractor and President of K-H Development Corporation. He also serves as general partner of a number of real estate limited partnerships.

Richard S. Long, age 57, is a director of North Bay since 1999 and presently serves as Chief Executive Officer of Regulus Group, LLC. He became a director of North Bay in November, 1999. Mr. Long has over twenty-seven years of entrepreneurial and executive management experience. Regulus is a remittance processor for major banks and corporations with over twenty locations in the United States and Canada. In 1998 Mr. Long sold his company, Quantum Information Corporation, to Regulus. Quantum, which has now been merged into Regulus, is an information distribution management company that outsources the processing, printing and distribution of time critical financial documents. Prior to Quantum, Mr. Long spent seventeen years in the industrial gas and equipment business. Starting in sales and moving through management to CEO and owner of Bayox, Inc., he sold this business to Union Carbide Corporation in 1983. Mr. Long then bought out the investment group that started Boboli and subsequently sold the United States and Canadian segments of this business to General Foods in 1988. The international segment of this business was sold in 1995.

Thomas H. Lowenstein, age 59, is a director of North Bay and Chairman of the Board of The Vintage Bank and has served as a Director of The Vintage Bank since 1988. He is President of North Bay Plywood, a company engaged in the manufacture and sale of building materials. Mr. Lowenstein has been active in the affairs of St. Apollinaris School, Product Services Incorporated (PSI) and the Justin High Foundation, having served on the boards of St. Apollinaris School and PSI and as a Past President of St. Apollinaris School Board.

Thomas F. Malloy, age 59, is Chairman of the Board of Directors of North Bay and has served as a Director of The Vintage Bank since 1984. He is an insurance broker and a Member in Malloy Imrie & Vasconi Insurance Services LLC with offices in Napa and St. Helena. He is also a member of MMV Building LLC. Mr. Malloy is a member and Past President of the Napa County Independent Insurance Agents Association and Past President of the Napa Active 20-30 Club.

Kathi Metro, age 47, is the Executive Vice President and Credit Administrator of North Bay and Executive Vice President and Chief Lending Officer of The Vintage Bank and has been employed by The Vintage Bank since 1985. Prior to becoming employed by The Vintage Bank, Ms. Metro was an Assistant Vice President and Branch Manager of Napa Valley Bank. She is an alumnus of Leadership Napa Valley and is a former member of the Leadership Napa Valley Foundation Committee. In addition, Ms. Metro is a former Director of C.O.P.E. and former member of the Napa County Commission on the Status of Women and the Professional Business Services Committee of the Napa Chamber of Commerce. She is currently a member of the North Napa Rotary Club, serves on the Board of Directors of the Napa Valley College Foundation, and is a member of the California Bankers Association Real Estate Legislation Committee. Ms. Metro is also a Director of SAFEBIDCO, a state assisted fund for enterprise, business, and industrial development corporation.

Terry L. Robinson, age 54, is President and Chief Executive Officer and a Director of North Bay and The Vintage Bank. He is also a Director of Solano Bank and has been employed by The Vintage Bank since 1988. During the second quarter of 2002, Mr. Robinson will be stepping aside as President and CEO of The Vintage Bank to devote his full time to the management of North Bay. Mr. Robinson is a past president of the Western Independent Bankers. Prior to joining the Bank, Mr. Robinson served as Executive Vice President and a member of the Board of Directors of American Bank of Commerce in Boise, Idaho. Mr. Robinson is a Past President of the Napa Valley Symphony Association, a past founding director the Community Foundation of Napa Valley and was Co-Chair of the Napa Boys and Girls Club capital campaign. He currently serves as a member of the Queen of the Valley Hospital Foundation Board of Trustees, and is a member of the Napa Rotary Club. Mr. Robinson holds a B.S. of Business in Accounting from the University of Idaho and a M.B.A. in finance from U.C. Berkeley.

Glen C. Terry, age 50, is the President, Chief Executive Officer, Chief Lending Officer, and a Director of Solano Bank. Prior to the opening of Solano Bank, he served as the Senior Vice President and Solano Region Manager of The Vintage Bank since 1999. During the second quarter of 2002, Mr. Terry will move from Solano Bank to become President and CEO of The Vintage Bank. Prior to being employed by The Vintage Bank, Mr. Terry was President of the Solano Region of Sierra West Bank, President & CEO of Napa Valley Bank, and previously held other positions at WestAmerica Bank. Mr. Terry has also worked with First Interstate Bank and Zions First National Bank. Mr. Terry is an alumnus of Leadership Santa Rosa, has served on the Santa Rosa Design Review Board, the Santa Rosa Chamber of Commerce, the Napa Chamber of Commerce, Clinic Ole and is a member of the Vacaville Noon Rotary Club. Mr. Terry received a B.S. in Political Science from Utah State University and an M.B.A. from the University of Utah.

James E. Tidgewell, age 56, is a Director of North Bay and Vice Chairman of the Board of The Vintage Bank, and has served as a Director of The Vintage Bank since 1988. He is a certified public accountant and partner in the accounting firm of G & J Seiberlich & Co LLP, with which he has been associated since 1975. Mr. Tidgewell received a B.S. degree in accounting from the

University of Notre Dame in 1968 and thereafter spent approximately five years as an accountant with Price Waterhouse & Co. Mr. Tidgewell is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. He is a past president of the Napa Active 20-30 Club, a member of the Napa Rotary Club and a member and past president of The Queen of the Valley Hospital Foundation Board of Trustees.

During 2001, the Company's Board of Directors met twelve (12) times. All of the Directors of the Company standing for reelection attended more than 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which she or he served.

No director of the Company holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940. No director or executive officer of the Company has any family relations with any other director or executive officer of the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS


The Company has standing Audit and Compensation Committees The Company does not currently have a nominating committee; the Board of Directors in its entirety acts upon nominations.

Audit Committee

The Audit Committee, which consisted of Conrad W. Hewitt as chairman, Thomas N. Gavin, Harlan R. Kurtz, Thomas H. Lowenstein and James E. Tidgewell, met seven
(7) times during the fiscal year ended December 31, 2001. The functions of the Audit Committee are to recommend the appointment of and to oversee a firm of independent public accountants who audit the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by the accountants and to evaluate the possible effect of each the service on the independence of the Company's accountants. The Audit Committee also reviews internal controls and reporting procedures of the Bank's branch offices and periodically consults with the independent auditors with regard to the adequacy of internal controls.


REPORT OF AUDIT COMMITTEE


NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE WILL NOT BE INCORPORATED BY REFERENCE INTO ANY THESE FILINGS AND WILL NOT OTHERWISE BE DEEMED FILED UNDER THOSE ACTS.


North Bay Bancorp (February 25 , 2002)


The Audit Committee of the North Bay Bancorp Board of Directors (the "Audit Committee") is composed of five independent directors and operates under a written charter adopted by the

Board of Directors. The members of the Audit Committee are Conrad W. Hewitt (Chairman), Thomas N. Gavin, Harlan R. Kurtz, Thomas H. Lowenstein and James E. Tidgewell. The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent accountants.

Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Arthur Andersen LLP. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Arthur Andersen LLP. The Audit Committee discussed with Arthur Andersen LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Arthur Andersen LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Arthur Andersen LLP that firm's independence.

Based on the Audit Committee's discussion with management and Arthur Andersen LLP and the Audit Committee's review of the representation of management and the report of Arthur Andersen LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

The Audit Committee has also considered whether the provision of services by Arthur Andersen LLP not related to the audit of the financial statements referred to above and to the reviews of interim financial statements included in the Company's 10-Q for the quarters ended March 31, June 30 and September 30, 2001, is compatible with maintaining Arthur Andersen LLP's independence.

Respectfully submitted by the Audit Committee,

Conrad W. Hewitt, (Chair), Thomas N. Gavin, Thomas H. Lowenstein, Harlan R. Kurtz, James E. Tidgewell

Compensation Committee

The Compensation Committee consisted of Richard S. Long, as chair, Fred W. Hearn, Conrad W. Hewitt, Thomas H. Lowenstein, and Thomas F. Malloy met seven
(7) times during the fiscal year ended December 31, 2001. The principal functions of the Compensation Committee are, subject to approval of the Board of Directors, to establish personnel policies, set compensation for senior officers, establish employee benefit programs and review the performance of senior officers.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


The Compensation Committee of the Board of Directors establishes and administers the Company's executive compensation programs. The goals of the Company's executive compensation programs are to:

         1.       Align executive compensation with shareholder interests;

         2. Attract, retain, and motivate a highly competent executive team;

         3.       Link compensation to Company, Bank and individual performance;
                  and

         4. Achieve a balance between incentives for short-term and long-term performance.


The Compensation Committee reviews and approves the recommendations of the Company's President for all elements of executive compensation. No officer of the Company is present during discussion or deliberations of his or her own compensation. In addition to periodically reviewing executive compensation in light of Company and individual performance, the Compensation Committee periodically compares all elements of compensation of Company executive officers with compensation for comparable positions within the community banking industry.

Approximately 25% to 40% of executive officer cash compensation is contingent upon Company performance and adjusted as appropriate for individual performance. Grants under the Company's stock option plans are designed to further strengthen the linkage between shareholder return and executive compensation. The Board of Directors annually determines targets for Company revenues, earnings, return on assets and return on equity to be used as the measurement points for decisions regarding executive compensation. Executive officer salary adjustments are determined by a subjective evaluation of performance by comparisons to peers within the community banking industry. Bonuses are awarded in amounts determined by the Board of Directors in accordance with an incentive plan adopted annually by the Board, which relates the amount of bonuses paid to the performance of the Company.

The Board of Directors determined the CEO's compensation for 2001 based in part on the incentive compensation plan mentioned above. This plan allows the Directors to determine bonus compensation as it relates to Company performance. The CEO's salary is determined by comparisons with CEO salaries of peer groups within the banking industry. Twenty-four percent (24%) of the CEO's compensation for 2001 was a result of bonus awarded in accordance with the Bank's performance.

Respectfully submitted by the Compensation Committee,

Richard S. Long as Chair, Fred W. Hearn, Conrad W. Hewitt, Thomas H. Lowenstein, and Thomas F. Malloy.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

There were no interlocking relationships where (a) an executive officer of North Bay or the Banks served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of North Bay or the Banks; (b) an executive officer served as a director of another entity, one of whose executive officers served on the Compensation Committee of North Bay or the Banks; or (c) an executive officer of North Bay or the Banks served as a member of the compensation committee of another entity, one of whose executive officers served as a director of North Bay or the Banks.

Shareholder Return on Performance Graph

The following graph compares changes in the value of $100 invested at year end 1999 in the Company's Common Stock, in the Standard & Poors 500 Composite Stock Price Index (the "S&P 500"), and in an industry index, assuming that all dividends were reinvested. The Company's industry index is the NASDAQ BANK Index (the "NASDAQ BANK"), which is a composite of all NASDAQ companies with a SIC code of #6022.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


NORTH BAY BANCORP NAPA CA

                           --------------------------------------------------
                                11/4/99       12/99       12/00        12/01

NORTH BAY BANCORP                100.00       92.79       72.92        83.58
S & P 500                        100.00      108.04       98.20        86.53
NASDAQ BANK                      100.00       94.97      108.33       117.27



Copyright (C) 2002 Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 4, 2002, pertaining to beneficial ownership of the Company's Common Stock by those persons nominated for election as directors and the executive officers listed in the Summary Executive Compensation Table set forth hereinafter, as well as with respect to all directors and executive officers as a group. The information contained herein has been obtained from the Company's records or from information furnished directly by the individuals to the Company. The numbers in the column entitled "Number of Shares Beneficially Owned" reflect stock dividends paid through March 22, 2002. (4) The table should be read with the understanding that more than one person may be the beneficial owner of, or possess certain attributes of beneficial ownership with respect to, the same shares.

-----------------------------

(4) Upon the payment of stock dividend, all unexercised stock options are automatically adjusted so that the aggregate purchase price and the fractional proportion of outstanding stock represented by the options remain unchanged.


                                                          Number of
                                                          Shares
                                                          Beneficially
Name                           Nature of Position         Owned            Ownership       Percent(5)
----                           ------------------         -----            ---------       ----------
Dale A. Brain                  Executive Vice President    1,654                6             .08%
                               and Chief Operating
                               Officer

Lee-Ann Cimino                 Senior  Vice President     10,018             7, 8             .50%
                               and Chief Financial
                               Officer

Susan C. Fonseca               Senior Vice President       1,253             7, 9             .06%
                               Human Resources Director

Thomas N. Gavin                Director of North Bay       3,707            7, 10             .18%
                               and Chairman of the
                               Board and Director of
                               Solano Bank

David B. Gaw                   Director of North Bay,     22,303               11            1.11%
                               Solano Bank and The
                               Vintage Bank

Fred J. Hearn                  Director of North Bay       6,095            7, 12             .30%
                               and Solano Bank

Conrad W. Hewitt               Director of North Bay       5,384               13             .27%

-----------------------------

(5) In computing the percentage of outstanding Common Stock owned beneficially by each director and executive officer, the number of shares beneficially owned has been by the number of outstanding shares on the Record Date after (i) giving effect to stock dividends paid through March 22, 200s, and (ii) assuming options exercisable by the director and executive officer within 60 days have been exercised.


                                                          Number of
                                                          Shares
                                                          Beneficially
Name                           Nature of Position         Owned            Ownership       Percent(5)
----                           ------------------         -----            ---------       ----------
Harlan R. Kurtz                Director of North Bay      39,950            7, 14            1.98%
                               and The Vintage Bank

Richard S. Long                Director of North Bay      13,278            7, 15             .66%

Thomas H. Lowenstein           Director of North Bay      29,073            7, 16            1.44%
                               and Chairman of the
                               Board of The Vintage Bank

Thomas F. Malloy               Chairman of the Board of   57,816            7, 17            2.87%
                               North Bay and Director
                               of The Vintage Bank

Kathi Metro                    Executive V.P. of Credit   17,369            7, 18             .86%
                               Administration of North
                               Bay, Executive V.P.
                               and Chief Lending Officer
                               of The Vintage Bank

Terry L. Robinson              Director, CEO of North     73,091               19            3.63%
                               Bay and The Vintage Bank
                               and Director of Solano
                               Bank

Glen C. Terry                  Director, President, CEO    8,517            7, 20             .42%
                               and Chief Lending
                               Officer of Solano Bank

James E. Tidgewell             Director of North Bay      15,422            7, 21             .77%
                               and The Vintage Bank


                                                          Number of
                                                          Shares
                                                          Beneficially
Name                           Nature of Position         Owned            Ownership       Percent(5)
----                           ------------------         -----            ---------       ----------
All Current Executive                                    251,702               22           12.51%
Officers and Directors as a
group (total of 15)

6        Included in the total for Mr.  Brain are 1,654 shares as to which Brain holds an option exercisable as of May 4, 2002.

7        Pursuant to  California  law,  personal  property held in the name of a married person may be community property as to which either spouse has the power and ability to manage and control in its entirety.

8        Included in the total for Ms.  Cimino are 4,547  shares as to which Ms.
Cimino holds options exercisable as of May 4, 2002.

9        Included in the total for Ms.  Fonseca is 967 shares held by Michael J.
Drinker IRA Rollover Dtd 1/21/99 as to which she may indirectly have shared voting power.

10       Included in the total for Mr.  Gavin is 715 shares held by Edward Jones
& Co. as custodian FBO Patrice M. Gavin as to which he may indirectly have shared voting power. Also included in the total for Mr. Gavin are 1,323 shares as to which Mr. Gavin holds an option exercisable as of May 4, 2002.

11       Included in the total for Mr. Gaw are 15,440 shares held in the name of the Gaw Family Trust dated September 22, 1999, of which he is the trustee; 158 shares as custodian for a minor under the California Uniform Transfers to Minors Act. Also included in the total for Mr. Gaw are 4,598 shares as to which Mr. Gaw holds an option exercisable as of May 4, 2002.

12       Included in the total for Mr.  Hearn are 4,772  shares held in the name of the Hearn Family Trust dated December 31, 1996 of which Mr. Hearn is a trustee and as to which he has shared voting power. Also included in the total for Mr. Hearn are 1,323 shares as to which Mr. Hearn holds an option exercisable as of May 4, 2002.

13       Included in the total for Mr.  Hewitt are 2,606 shares held in the name of the Conrad W. Hewitt 2001 Trust. Also included in the total for Mr. Hewitt are 2,778 shares as to which Mr. Hewitt holds an option exercisable as of May 4, 2002.

14       Included in the total for Mr. Kurtz are 32,779  shares held in the name of the Kurtz Family Trust dated February 25, 1992, of which Mr. Kurtz is trustee and as to which he has shared voting power; 5,640 shares are held as custodian for minors under the California Uniform Transfers to Minors Act. Also included in the total for Mr. Kurtz are 1,531 shares as to which Mr. Kurtz holds an option exercisable as of May 4, 2002.

15       Included  in the  total  for Mr.  Long are  10,500  shares  held in the
Richard S. Long and Cynthia A. Long Trust dated September 15, 1993, of which Mr. Long is trustee and 2,778 shares as to which Mr. Long holds an option exercisable as of May 4, 2002.

16       Included in the total for Mr.  Lowenstein are 20,590 shares held in the name of the Lowenstein Family Trust dated October 8, 1992, of which he is a trustee and as to which he has shared voting power; 3,407 shares held in the name of North Bay Plywood Profit Sharing Trust, of which he is a trustee and as to which he has shared voting power. Also included in the total for Mr. Lowenstein are 5,076 shares as to which Mr. Lowenstein holds an option exercisable as of May 4, 2002.

17       Included in the total for Mr. Malloy are 37,739 shares held in the name of the Malloy Family Trust dated August 31, 1990, of which he is a trustee and as to which he has shared voting power; and 15,306 shares held in the name of the Malloy Imrie & Vasconi Insurance Services LLC 401(k) Profit Sharing Plan of which he is not a trustee but as to which he may indirectly have shared voting power. Also included in the total for Mr. Malloy are 3,070 shares as to which Mr. Malloy holds an option exercisable as of May 4, 2002.

18       Included  in the total for Ms.  Metro are 6,263  shares as to which Ms.
Metro holds options exercisable as of May 4, 2002.

19       Included in the total for Mr.  Robinson  are 34,197  shares held in the name of Snake River Honey Co., Inc., of which he is a director and as to which he has shared voting power; and 7,293 shares as to which Mr. Robinson holds an option exercisable as of May 4, 2002.

20       Included  in the total  for Mr.  Terry  are  1,500  shares  held by DLJ
Investment Services Group FBO Shawna Terry IRA as to which he may indirectly have shared voting power. Also included in the total for Mr. Terry are 4,631 shares as to which Mr. Terry holds an option exercisable as of May 4, 2002.

21       Included in the total for Mr.  Tidgewell  are 4,598  shares as to which
Mr. Tidgewell holds an option exercisable as of May 4, 2002.

22       In  computing  the  percentage  of   outstanding   Common  Stock  owned
beneficially by all Current Executive Officers and Directors as a group, it is assumed that those options granted to any member of the group which are exercisable within 60 days have been exercised and that therefore, the total number of outstanding shares of the class has been increased by 51,463 the number of shares subject to the exercisable options by all members of the group.


EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth a summary of the compensation paid during each of the Company's last three completed fiscal years for services rendered in all capacities to Terry Robinson, the President and Chief Executive Officer of the Company and to Dale A. Brain, Lee-Ann Cimino, Kathi Metro and Glen C. Terry, the only other executive officers of the Company whose annual compensation exceeded $100,000 during 2001. (Mr. Robinson, Mr. Brain, Ms. Cimino, Ms. Metro, and Mr. Terry are sometimes collectively referred to as the "Named Executive Officers").

Summary Executive Compensation Table

                                                                                     Long Term
                                                                                   Compensation
                                                 Annual Compensation                  Awards
-------------------------- ---------- ------------------------------------------- ---------------- ------------------
                                                                                     Securities             All Other
Name and Principal                                               Other Annual        Underlying          Compensation
Position                     Year       Salary($)     Bonus($)   Compensation        Options(#)                   ($)
-------------------------- ---------- ------------ ------------ ----------------- ---------------- ------------------
Terry L. Robinson,           2001         191,000       60,000        -0-               -0-                   25,909
President and Chief          2000         183,917       68,850        -0-               -0-                   25,488
Executive Officer            1999         173,250       63,415        -0-             12,155                  21,711

Dale A. Brain                2001         110,833       33,000        -0-               -0-                    8,683
Executive V. P.              2000          22,500        8,750        -0-              8,269                   1,500
and Chief Operating          1999             -0-          -0-        -0-               -0-                      -0-
Officer

Lee-Ann Cimino               2001          80,667       19,000        -0-               -0-                    6,816
Sr. V.P. and Chief           2000          72,000       19,800        -0-              1,158                   5,287
Financial Officer            1999          61,667       19,477        -0-               -0-                    4,517

Kathi Metro, Executive       2001         105,833       33,000        -0-               -0-                   15,147
Vice  President /Credit      2000          99,000       31,250        -0-              8,269                  13,613
Administration               1999          93,500       30,710        -0-               -0-                    8,421

Glen C. Terry, President     2001         128,333       42,000        -0-               -0-                   16,756
& CEO, Solano Bank           2000         109,167       39,480        -0-             11,025                   8,124
                             1999          41,667        5,000        -0-               -0-                    2,510

The value of perquisites and other personal benefits are disclosed in other annual compensation if they exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus. No amounts are reported in this column for Mr. Robinson, Mr. Brain, Ms. Cimino, Ms. Metro, or Mr. Terry since the value of perquisites and other personal benefits did not exceed the reporting threshold.

All Other Compensation for each year includes contributions to The Vintage Bank's Profit Sharing and Salary Deferral 401(k) Plan. Contributions to the Bank's 401(k) Plan for Mr. Robinson were $15,758 in 2001, $13,334 in 2000, and $12,561 in 1999. Contributions to the Bank's 401(k) Plan for Mr. Brain were $-0-in 2001, $-0- in 2000 and $-0- in 1999. Contributions to the Bank's 401(k) Plan for Ms. Cimino were $6,655 in 2001, $5,220 in 2000, and $4,471 in 1999.
Contributions to the Bank's 401(k) Plan for Ms. Metro were $8,814 in 2001, $7,431 in 2000, and $6,779 in 1999. Contributions to the Bank's 401(k) Plan for Mr. Terry were $10,140 in 2001, $1,800 in 2000 and $-0- in 1999.

All Other Compensation for 2001 includes the economic value to the Named Executive Officers of split dollar life insurance death benefits provided by The Vintage Bank and Solano Bank pursuant to Endorsement Method Split Dollar Agreements entered into with the Named Executive Officers on October 1, 2001. By the terms of the Endorsement Method Split Dollar Agreements a portion of the death benefit of single premium life insurance policies purchased on the lives of the Named Executive Officers, depending on the age of the Named Executive
Officers at the time of death, is paid to the Named Executive Officers' designated beneficiaries. At all times the bank is entitled to an amount equal to the cash value of the life insurance policies which are the subject of the Endorsement Method Split Dollar Agreements. The economic benefit included in All Other Compensation for 2001 for the Named Executive Officers is as follows: $495 for Terry L. Robinson; $225 for Dale A. Brain; $82 for Lee-Ann Cimino; $133 for Kathi Metro; and $215 for Glen C. Terry.

The Vintage Bank and Solano Bank paid an aggregate single premium of $2,025,000 to purchase the life insurance policies that are the subject of the Endorsement Method Split Dollar Agreements. Management believes that the premium investment, after consideration of the non-taxable nature of earnings on certain insurance investments, produces a higher return than other taxable investments made in the normal course of business. Therefore, the net cost of the split dollar plan is believed to be nominal.

All Other Compensation for each year includes the economic benefit of group life insurance coverage in excess of $50,000 for the Name Executive Officers. The amounts included for Mr. Robinson were $654 in 2001, $654 in 2000, and $900 in 1999. The amounts included for Mr. Brain were $339 in 2001 and $ -0- in 2000. The amounts included for Ms. Cimino were $79 in 2001, $66 in 2000, and $46 in 1999. The amounts included for Ms. Metro were $200 in 2001, $182 in 2000, and $142 in 1999. The amounts included from Mr. Terry were $400 in 2001, $234 in 2000, and $79 in 1999.

All Other Compensation for Mr. Robinson for 1999 and 2000 includes the full amount of The Vintage Bank's share of life insurance premiums paid pursuant to a split dollar life insurance plan and agreement with Mr. Robinson. By the terms of the Split Dollar Agreement dated November 21, 1994, The Vintage Bank agreed to pay $23,312 of the policy's total annual premium of $24,9222 for a period of ten years. Effective as of November 21, 2001, the Split Dollar Agreement was amended and Mr. Robinson assumed responsibility for the full amount of the premium. The Vintage Bank did not pay any share of the premium in 2001 and, accordingly, no amount of the premium has been included in All Other Compensation for 2001. The Split Dollar Agreement provides that Mr. Robinson must repay all of the premiums paid by The Vintage Bank on or before November 21, 2004, and the policy continues to be collaterally assigned to the bank.

Director fees for 1999, 2000 and 2001 of $6,000, $2,500 and $-0-, respectively, were deferred by Mr. Robinson pursuant to the Deferred Fee Plan described in the section of this proxy statement entitled "Compensation of Directors" and are not included in All Other Compensation for the years 1999, 2000, and 2001. All Other Compensation for 2000 and 2001 includes $654 and $496, respectively, which is the taxable benefit of Mr. Robinson's benefits under the Director Supplemental Retirement Program described in the section of this proxy statement entitled "Compensation of Directors."

Option Grants and Exercises

The following table sets forth information concerning individual grants of stock options during fiscal year 2001 to each of the Named Executive Officers, as adjusted for the 5% stock dividends paid through March 22 , 2002:

                                           Option Grants in Last Fiscal Year

                              Number of Securities
                               Underlying Options      % of Total Options Granted        Exercise or       Expiration
Name                               Granted (#)         to Employees in Fiscal Year    Base Price ($/Sh)       Date
----                               -----------         ---------------------------    -----------------       ----
Terry L. Robinson,
President and Chief                    -0-                         --                        --                --
Executive Officer

Dale A. Brain, Executive               -0-                         --                        --                --
Vice President and Chief
Operating Officer

Lee-Ann Cimino, Senior                 -0-                         --                        --                --
Vice President and Chief
Financial Officer

Kathi Metro, Executive                 -0-                         --                        --                --
Vice President/Credit
Administration

Glen C. Terry, President               -0-                         --                        --                --
and Chief Executive
Officer, Solano Bank and
Chief Financial  Officer


The following table shows exercises of stock options during fiscal year 2001 by the Named Executive Officers and the value at December 31, 2001 of unexercised options on an aggregated basis held by each of those persons:

                         Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values


                                                        Number of Securities              Value of Unexercised
                                             Value      Underlying Unexercised            In-the-Money Options
                         Shares Acquired    Realized    Options At Fiscal Year-End        at Fiscal Year-End
                         on Exercise (#)      ($)       Exercisable/Unexercisable         Exercisable/Unexercisable
  --------------------------------------- ------------- --------------------------------- -----------------------------

  Terry Robinson,               -0-           -0-       Exercisable for      4,862        Exercisable -      $11,672
  President and CEO                                     Unexercisable for    7,293        Unexercisable -    $17,507

  Kathi Metro,                  -0-           -0-       Exercisable for      5,684        Exercisable -      $41,655
  Executive Vice                                        Unexercisable for    3,592        Unexercisable -    $10,414
  President.

  Glen C. Terry,                -0-           -0-       Exercisable for      2,315        Exercisable -      $   -0-
  President, CEO of                                     Unexercisable for    9,261        Unexercisable      $   -0-
  Solano Bank

  Dale Brain, Executive         -0-           -0-       Exercisable for      1,654        Exercisable -      $ 3,512
  Vice President and                                    Unexercisable for    6,615        Unexercisable -    $12,608
  Chief Operating Officer


  Lee-Ann Cimino, Senior        -0-           -0-       Exercisable for      4,316        Exercisable -      $33,324
  Vice President and                                    Unexercisable for    1,947        Unexercisable -    $ 8,331
  Chief Financial Officer

For purposes of calculating the value of unexercised stock options as of December 31, 2001, it is assumed that the fair market value of the shares as of December 31, 2001, was $20.50 per share, as adjusted for the 5% stock dividend paid March 22, 2002. While the Board of Directors believes this to be a fair value, it is not necessarily indicative of the price at which shares may be bought or sold, since there is no established public trading market for the shares.

Subject to shareholder approval, the Board has adopted the North Bay Bancorp 2002 Stock Option Plan. See "PROPOSAL No. 2" of this proxy statement.


Long Term Incentive Plans - Awards in Last Fiscal Year

There were no transactions in 2001 which require disclosure in a table for long-term incentive plan awards.

Employment Agreement and Termination of Employment and Change of Control Arrangements

Terry L. Robinson. Effective May 1, 2001, North Bay Bancorp entered into an Amended and Restated Employment Agreement with Mr. Robinson as President and Chief Executive Officer of the Company (the "Robinson Agreement"). The Robinson Agreement amends and restates the 1999 Agreement by and between Mr. Robinson and The Vintage Bank (the "1999 Agreement"). The initial term of the Robinson Agreement continues until the fifth anniversary after the effective date of the 1999 Agreement (March 1, 1999). Unless terminated by Mr. Robinson or the Company, at the end of the fifth year, or any subsequent year, the agreement will continue on a year to year basis. The agreement provides for a base salary of $191,000, which will be adjusted annually as determined by the Board of Directors in its sole discretion. Mr. Robinson is also eligible to receive additional compensation under the terms of an incentive compensation plan adopted annually by the Board of Directors, participation in the Company's 401(k) Plan, 20 days annual vacation, reimbursement of reasonable business expenses, and automobile allowance of $750 per month.

If Mr. Robinson's employment is terminated by reason of his (i) death, (ii) termination by the Company for cause, or (iii) resignation, he will be entitled to be paid his salary then in effect through the effective date of termination. If he is terminated without cause, he will be entitled to six months salary.

The agreement provides that if within one year of the effective date of certain specified corporate changes, including a merger, sale, transfer of the company's assets or an effective change in control of the company, Mr. Robinson's employment is terminated by the Company, without cause, he will be entitled to be paid an amount equal to three (3) times his annual salary then in effect plus the average of his incentive compensation for the two most recently completed fiscal years of the Company. This amount is payable for a period of thirty-six
(36) months following the effective date of the termination of his employment.

The maximum amount payable under Mr. Robinson's employment agreement in connection with any corporate change for the years 1999, 2000, and 2001 was $346,500, $367,834, and $634,132, respectively.

Dale A. Brain. Effective May 1, 2001, North Bay Bancorp entered into an Employment Agreement with Mr. Brain as Executive Vice President and Credit Operating Officer of the Company. The initial term of the Brain Agreement continues until the third anniversary after the effective date of the agreement. Unless terminated by Mr. Brain or the Company, at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis. The agreement provides for a base salary of $115,000, which will be adjusted annually as determined by the Board of Directors in its sole discretion. Mr. Brain is also eligible to receive additional compensation under the terms of an incentive compensation plan adopted annually by the Board of Directors, participation in the Company's 401(k) Plan, 20 days annual vacation, reimbursement of reasonable business expenses, and automobile allowance of $500 per month.

Kathi Metro. Effective May 1, 2001, North Bay Bancorp entered into an Employment Agreement with Ms. Metro as Executive Vice President and Credit Administrator of the Company. The initial term of the Metro Agreement continues until the third anniversary after the effective date of the agreement. Unless terminated by Ms. Metro or the Company, at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis. The agreement provides for a base salary of $107,000, which will be adjusted annually as determined by the Board of Directors in its sole discretion. Ms. Metro is also eligible to receive additional compensation under the terms of an incentive compensation plan adopted annually by the Board of Directors, participation in the Company's 401(k) Plan, 20 days annual vacation, reimbursement of reasonable business expenses, and automobile allowance of $500 per month.

Glen C. Terry. Effective May 1, 2001, Solano Bank entered into an Employment Agreement with Mr. Terry as President and Chief Executive Officer of the Bank. The initial term of the Terry Agreement continues until the third anniversary after the effective date of the agreement. Unless terminated by Mr. Terry or the Bank, at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis. The agreement provides for a base salary of $130,000, which will be adjusted annually as determined by the Board of Directors in its sole discretion. Mr. Terry is also eligible to receive additional compensation under the terms of an incentive compensation plan adopted annually by the Board of Directors, participation in the Company's 401(k) Plan, 20 days annual vacation, reimbursement of reasonable business expenses, and automobile allowance of $500 per month.

The agreement for each of Mr. Brain, Ms. Metro, and Mr. Terry provides that if their employment is terminated by reason of his or her death, termination by the Company for cause or by his or her resignation, he or she will be entitled to be paid his or her salary then in effect through the effective date of termination. If he or she is terminated without cause, he or she will be entitled to six months salary.

The agreement for each of Mr. Brain, Ms. Metro, and Mr. Terry also provides that if within one year of the effective date of certain specified corporate changes, including a merger, sale, transfer of the company's assets or an effective change in control of the company, his or her employment is terminated by the Company, without cause, he or she will be entitled to be paid an amount equal to his or her annual salary then in effect plus the average of his or her incentive compensation for the two most recently completed fiscal years of the Company. If the executive has completed five or more years of service at the time of termination, he or she will be entitled n amount equal to two times his or her annual salary then in effect plus the average of his or her incentive compensation for the two most recently completed fiscal years.

The maximum amount payable under Mr. Brain's employment agreement in connection with any corporate change for 2001 was $123,750. The maximum amount payable under Mr. Terry's employment agreement in connection with any corporate change for 2001 was $152,240. The maximum amount payable under Ms. Metro's current employment agreement in connection with any corporate change for 2001 was $244,945.

The agreement for each of Mr. Robinson, Mr. Brain, Ms. Metro, and Mr. Terry also provides that in the event the compensation payable to the executive by reason of a change in control (including without limitation, accelerated vesting of stock options and other compensation payable outside of the agreement) constitute excess parachute payments within the meaning of Section 280G of the Internal Revenue Code and the executive will be subject to the excise tax imposed by Section 4999 of the Code, then the aggregate compensation payable to the executive will be increased by an additional amount so that the net amount retained by the executive, after deduction of any excise tax and any federal, state and local income tax, excise taxes and FICA Medicare withholding taxes will equal to the total benefits contemplated by the agreement.

Executive Officer Supplemental Executive Retirement Plan

Effective October 1, 2001, The Vintage Bank and Solano Bank entered into Executive Supplemental Compensation Agreements with the Named Executive Officers. By the terms of these Agreements the Named Executive Officers will receive a defined cash benefit payable monthly upon retirement upon reaching age 65 (or upon or after age 62 with a reduced benefit), subject to the terms set forth in the Named Executive Officers' individual agreement. Benefits under these Agreements vest over five year periods at the rate of 20% per year after five years' of service with credit for up to five years of prior service. The defined cash benefit per year for the Named Executive Officers assuming 100% vesting is as follows: Terry L. Robinson, $120,000; Kathi Metro, $75,000; Lee-Ann Cimino, $75,000; Glen C. Terry, $75,000; and Dale A. Brain, $50,000.

Compensation of Directors

The Board of Directors of North Bay has adopted a plan for the payment of fees to directors for attendance at meetings of the Board, meetings of the Board of Directors of The Vintage Bank or Solano Bank of which they are members, and committees of which they are members. In accordance with that plan, directors of North Bay are eligible to be paid a monthly fee of $1,000 for attendance at regular Board meetings and meetings of the committees on which they sit; provided, however, that Directors of North Bay also serving as directors of The Vintage Bank are eligible to be paid an aggregate monthly fee of $1,250 for attendance at regular Board meetings and meetings of committees on which they sit. Also, the Chairman of the Board of North Bay is eligible to be paid an additional $200 per month. Directors serving only on the Board of Directors of The Vintage Bank are eligible to be paid a monthly fee of $750 for attendance at regular bi-monthly Board meetings and meetings of committees on which they sit. Also, the Chairman of the Board of The Vintage Bank is eligible to be paid an additional $100 per month. Persons who serve only on the Board of Directors of Solano Bank are not currently eligible to be paid a monthly fee for attendance at regular Board meetings or meetings of committees on which they sit.

The Board of Directors of North Bay has adopted a new plan for the payment of fees to directors which will go into effect on April 1, 2002. Under the new plan, Directors of North Bay will be eligible to be paid a monthly fee of $1,400 for attendance at regular Board meetings and meetings of the committees on which they sit; provided, however, that Directors of North Bay also serving as directors of The Vintage Bank or Solano Bank will be eligible to be paid an aggregate monthly fee of $1,550 for attendance at regular Board meetings and meetings of the committees on which they sit. Also, the Chairman of the North Bay Board of Directors will be eligible to be paid an additional $200 per month. Directors serving only on the Board of Directors of The Vintage Bank will be eligible to be paid a monthly fee of $1,000 for attendance at regular Board meetings and meetings of the committees on which the sit. Directors serving only on the Board of Directors of Solano Bank will be eligible to be paid a monthly fee of $500 for attendance at regular Board meetings and meetings of the committees on which they sit. Also, the Chairman of the Board of The Vintage Bank and Solano Bank will each be eligible to be paid an additional $100 per month.

In all instances, the payment of fees to directors is subject to reduction for failure to attend the minimum number of meetings of the board and committees as specified in the North Bay Plan. Terry L. Robinson, President and Chief Executive Officer of North Bay and The Vintage Bank and a director of North Bay, The Vintage Bank and Solano Bank is not eligible to be paid any fees for attendance at regular Board meetings and committees on which he sits.

         Director Stock Options

No director stock options were granted in 2001.

After giving effect to the stock split effective October 1, 1997, and stock dividends paid through March 22, 2002, the aggregate number of shares subject to directors' options outstanding as of March 4, 2002 is 143,297.

Subject to shareholder approval, the Board has adopted the North Bay Bancorp 2002 Stock Option Plan. See "PROPOSAL No. 2" of this proxy statement.

         Directors' Deferred Fee Plan

In August 1995, The Vintage Bank established a Deferred Fee Plan for the directors of The Vintage Bank including Mr. Robinson. The Deferred Fee Plan has been adopted by North Bay, and is now available to directors of North Bay, Solano Bank, and The Vintage Bank. The deferral program, provides for deferral, at the election of each director, of up to $15,000 of annual director fees. The deferral program commences at the time the director elects to participate and continues for a period which continues until the director completes ten years of service and attains retirement age. At the end of the deferral program or earlier in the event of disability, the deferred compensation, including accrued interest, is paid to the director in a lump sum or periodic payments over a specified period of time as selected by the director upon enrollment in the Deferred Fee Plan. If the director terminates his or her relationship with North Bay, Solano Bank and/or The Vintage Bank during the Deferred Fee Plan period for reasons other than death or disability, all amounts deferred, including accrued interest, will be paid in the manner selected by the director but accrued interest on the deferred compensation will be calculated at an interest rate that is two-hundred basis points lower than the rate established by North Bay's Board of Directors in accordance with the Deferred Fee Plan.

In the event of death while a member of the Board of Directors, the director's beneficiary will receive the amount that would have been paid to the director had he or she remained in the program and attained his or her specified retirement age.

In 1995 The Vintage Bank paid an aggregate single premium of $1,040,000 to purchase life insurance policies on each director participating in the Deferred Fee Plan to fund its liability for the death benefit. The Vintage Bank owns and is the beneficiary of the policies and earns a rate of return on the invested premiums which is reflected by an increase in the cash value of the policies. The directors participating in the deferred program have no rights in the policies.

Management of North Bay believes that the premium investment, after consideration of the non-taxable nature of earnings on certain insurance investments, produces a higher return than other taxable investments made in the normal course of business. Therefore, the net cost of this deferred compensation program to North Bay is believed to be nominal.

         Director Supplemental Retirement Program

Effective January 1, 1999, The Vintage Bank established a Director Supplemental Retirement Program for the directors of The Vintage Bank including Mr. Robinson and The Vintage Bank's corporate secretary, Wyman G. Smith. Under the program and a retirement policy adopted by The Vintage Bank's Board of Directors, non-employee directors attaining age sixty-five are no longer eligible for re-election to the Board of Directors. Upon attaining retirement age and provided the participant has served on The Vintage Bank's Board of Directors or as an officer of The Vintage Bank for not less than ten years, participants are entitled to receive a defined benefit which for 2001 was $8,670 per year under the program in annual installments commencing thirty days following their retirement. The benefit is subject to an annual 2% cost of living increase effective January 1 of each year.

In order to fund its liability under the program and minimize the impact of the program on The Vintage Bank's earnings, in 1998 The Vintage Bank paid an aggregate single premium of $2,462,000 to purchase life insurance policies to fund the retirement and death benefits. The Vintage Bank owns and is the beneficiary of the policies and earns a rate of return on the invested premiums which is reflected by an increase to the cash value of the policies. The directors participating in the program have no rights in the policies other than an endorsement for a portion of the death benefit.

Participants with less than five (5) years of service on the Board of Directors or to The Vintage Bank are not eligible to participate in the program. Participants who served for more than five years, but less than ten years, are entitled to receive a percentage of post retirement benefits determined by multiplying twenty percent (20%) times years of service in excess of five years.

The program also provides that a deceased participant's named beneficiaries will receive a death benefit. On the death of a participant, The Vintage Bank receives a tax-free death benefit sufficient to fully recover all premiums paid on the deceased participant's specific life insurance policy.

In February 2002, the Board of Directors of North Bay approved discontinuation of this program for North Bay, The Vintage Bank and Solano Bank. Discontinuation of the program does not affect the retirement and death benefits of existing program participants.

Management believes that the premium investment, after consideration of the non-taxable nature of earnings on certain insurance investments, produces a higher return than other taxable investments made in the normal course of business. Therefore, the net cost of the program to The Vintage Bank is believed to be nominal.

OTHER INFORMATION REGARDING MANAGEMENT

Management Indebtedness

Certain provisions of the California Financial Code and Federal Regulations enable state chartered banks to make loans to officers, directors and employees up to certain specified limits. From time to time Solano Bank and The Vintage Bank have made loans to officers, directors and employees in the ordinary course of business. These loans were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing for comparable transactions with other nonaffiliated persons at the time each loan was made, subject to the limitations and other provisions in California and Federal law. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

Certain Business Relationships

Mr. Gaw, a Director of the Company, Solano Bank, and of The Vintage Bank and nominee for election to the Board of Directors, is a member and shareholder of the law firm of Gaw, Van Male, Smith, Myers & Miroglio, a professional law corporation which North Bay, Solano Bank and The Vintage Bank have retained since their organization and propose to retain for specific matters during 2002. During 2001, fees received by Mr. Gaw's firm for these services totaled $135,124, of which $45,657 were billed to North Bay, $30,703 to Solano Bank, and $58,764 to The Vintage Bank.

Reports of  Changes in Beneficial Ownership

Based upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ending December 31, 2001, Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ending December 31, 2001, and written representations from all reporting persons, all statements required by rules promulgated by the Securities and Exchange Commission under
Section 16 of the Securities Exchange Act of 1934 were timely filed except that a Form 3 due on December 10, 2001 was filed by Susan Fonseca on December 22, 2001. Ms. Fonseca's Form 3 was amended on February 13, 2002.

2.       APPROVAL OF NORTH BAY BANCORP 2002 STOCK OPTION PLAN

On February 25, 2002, the Board of Directors of the Company adopted the North Bay Bancorp 2002 Stock Option Plan, (the "2002 Plan").

The 2002 Plan set aside 235,000 shares of Company Common Stock for which options may be granted to directors, officers and employees of the Company and its subsidiaries, as well as certain independent contractors providing services to the Company or its subsidiaries. As of the Record Date, seventy (70) directors, officers and employees of the Company were eligible to be granted options under the 2002 Plan. The Board of Directors believes that the Company's future growth and success depend upon retaining individuals of outstanding ability and upon motivating their efforts on behalf of the Company through the grant of options to purchase Company Common Stock.

Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and entitled to vote at the Meeting.

The Plan provides for both the grant of "incentive stock options," as defined in
Section 422b of the Internal Revenue Code (the "Code") only to employees of the Company and its subsidiaries, and non-statutory options (options which do not meet the requirements of Section 422b) to employees, directors and certain independent contractors providing services to the Company and its subsidiaries. The exercise price of any option granted under the 2002 Plan may not be less than 100% of the fair market value of the Company Common Stock on the date of grant. Shares subject to options under the 2002 Plan may be purchased for cash or in exchange for shares of the Company's Common Stock or other valid consideration. The 2002 Plan is not a qualified deferred compensation plan within the meaning of Section 401(a) of the Code, nor is the 2002 Plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

Unless otherwise provided by the Board, an option granted under the 2002 Plan and not exercised within ten years from the date of grant will expire, and the shares subject to the option become available for future grants. The Board of Directors determines to whom options will be granted and the terms of each option granted, including the exercise price, number of shares subject to the option, the vesting provisions thereof, and whether the option will be an incentive or non-statutory option. The 2002 Plan may be amended, suspended or terminated by the Board, but no the action may impair rights under a previously granted option. Each option is generally exercisable for its term during the lifetime of the optionee only so long as the optionee remains employed by the Company. No option is transferable by the optionee other than by will or the laws of descent and distribution. The 2002 Plan will expire in February 24, 2012 unless terminated earlier by the Board of Directors.

No options have been granted to date under the 2002 Plan.

The following is a description of the material features of the 2002 Plan.

1. Purpose. The purpose of the Plan is to enable the Company to attract, retain and motivate directors, officers and key employees of the Company and its subsidiaries by providing added incentives to enlarge their proprietary interest in the Company, to increase their efforts on behalf of the Company and its subsidiaries, and to continue their association with the Company and its subsidiaries.

2. Administration and Amendment of the 2002 Plan. The Plan provides for administration by the Board of Directors or by a committee composed of directors appointed by the Board of Directors for this purpose (the "Committee"). The Committee has the basic responsibility and authority to make all determinations deemed necessary or advisable for administering the 2002 Plan, including, but not limited to, determining which persons are eligible for selection as participants in the 2002 Plan and establishing the terms and conditions to be included in every option agreement within the framework of the 2002 Plan.

The Board of Directors of the Company or the Committee may from time to time alter or amend the 2002 Plan or alter or amend any and all agreements evidencing options granted thereunder. An amendment of the 2002 Plan will be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. Except as provided in the 2002 Plan with respect to adjustment of and changes in the shares, no termination, modification or amendment of the 2002 Plan may, without the consent of the optionee to whom an option will theretofore have been granted, adversely affect the rights of the optionee under the option.

3. Eligibility for Participation. Options may be granted under the 2002 Plan to directors, officers and employees of the Company and its subsidiaries, as well as independent contractors providing services to the Company or its subsidiaries. The Board of Directors has absolute discretion to determine which directors, officers, employees and independent contractors are eligible to participate in the 2002 Plan. Only employees of the Company or its subsidiaries may be granted incentive options under the 2002 Plan.

4. Number of Shares Subject to 2002 Plan. The Company may issue up to 235,000 shares of common stock upon the exercise of options granted under the 2002 Plan. In addition, any authorized shares:

o not issued and available for grant under the Company's 1993 Stock Option Plan on the effective date of the 2002 Plan; and

o any shares issued under the 1993 Plan that are forfeited or repurchased by the Company; or

o that are issuable upon exercise of options granted under to the 1993 Plan that expire or become unexercisable for any reason without having been exercised in full,

will no longer be available for grant and issuance under the 1993 Plan, but will be available for grant and issuance under the 2002 Plan. At no time, however, will the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed thirty percent (30%) of the then outstanding shares of the Company's common stock

The number of shares available for issuance under the 2002 Plan is subject to adjustment for stock dividends, stock splits and changes into or exchanges for other securities of the Company or of another corporation. In the event of any of these changes in the outstanding common stock of the Company, the Board of Directors will substitute for or add to each share of Common Stock subject to an option under the 2002 Plan, the number and kind of shares or other securities into which each share will be so changed or exchanged, or to which each share will be entitled, as the case may be. An appropriate like adjustment will be made to the number and kind of shares as to which outstanding options, or portions thereof then unexercised, may be exercised. Adjustment in outstanding options will be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share.

In the event of a sale, dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Board of Directors may, in its discretion, provide for the assumption by the surviving or resulting corporation of every option outstanding under the 2002 Plan.

5. Grants, Terms and Conditions of Options. Options may be granted at any time and from time to time prior to the termination of the 2002 Plan to those directors, officers, employees of the Company and its subsidiaries, and independent contractors providing services to the Company or its subsidiaries, who, in the judgment of the Board of Directors, contribute to the successful conduct of the operation of the Company through their judgment, interest, ability and special efforts.

The exercise price under each stock option will not be less than 100% of the fair market value of the Common Stock on the date the option is granted, as that value is determined by the Board of Directors or the Committee. In addition, if a participant owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the exercise price of an incentive stock option will not be less than 110 percent (110%) of the fair market value at the time the option is granted.

The purchase price will be paid in full at the time of purchase, plus any income taxes which may then be due and payable, for the number of shares being purchased by:

o cash, certified check, official bank check, or the equivalent thereof acceptable to the Company; or

o tender of shares of the Company's Common Stock with a fair market value as of the date of exercise equal to the exercise price, or the Company's withholding of shares with a fair market value as of the date of exercise equal to the exercise price that otherwise would be issued upon the exercise of the option (a "Cashless Exercise"); or

o        by any combination of these methods.

6. Duration and Exercise of Options. Each option granted under the 2002 Plan will be exercisable in a manner and at a time, up to but not exceeding ten years from the date the option is granted, as the Board of Directors or the Committee will determine at the time the option is granted. Stock options granted under the 2002 Plan will provide that the options will vest at a minimum rate of at least 20% per year. If an officer or employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, however, the option term for an incentive option may not exceed five (5) years from the date of grant.

Any portion of an option not exercised will accumulate and can be exercised by the optionee at any time prior to the expiration date of the option, which will not be more than ten years from the granting date, unless earlier terminated pursuant to the terms of the 2002 Plan.

On the occurrence of a Vesting Event, all outstanding options will become immediately exercisable as to all Shares covered by those options, whether or not previously vested. As defined in the Plan, a "Vesting Event" means the approval by the North Bay shareholders of any matter, plan or transaction which would constitute a Terminating Event, or if any Terminating Event occurs without shareholder approval, the occurrence of the Terminating Event.

The Plan defines a Terminating Event as the occurrence of any of the following events:

o        the consummation of a plan of dissolution or liquidation of North Bay;

o        the consummation of a plan of  reorganization,  merger or consolidation
         involving   North  Bay,   except  for  a   reorganization,   merger  or
         consolidation where:

         o the shareholders of North Bay immediately prior to the reorganization, merger or consolidation own directly or indirectly at least 50% of the combined voting power of the outstanding voting securities of the resulting corporation in substantially the same proportion as their ownership of voting securities of North Bay immediately prior to the terminating event and the individuals who were members of the Board of Directors immediately prior to the execution of the agreement providing for the terminating event constitute at least 50% of the members of the board of directors of the surviving corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the surviving corporation; or

         o North Bay is reorganized, merged or consolidated with a corporation in which any shareholder owning at least 50% of the combined voting power of the outstanding voting securities of North Bay immediately prior to the terminating event, owns at least 50% of the combined voting power of the outstanding voting securities of the resulting corporation;

o the sale of all or substantially all of the assets of North Bay to another person;

o the acquisition of beneficial ownership of stock representing more than fifty percent (50%) of the voting power of North Bay then outstanding by another person.

Upon the termination of an optionee's employment or a person's status as a director or the provision of services by an consultant service to the Company, his or her rights to exercise an option then held by the optionee will be only as follows:

o In the event the optionee's employment or status as a director or independent contractor is terminated because of death or disability, the option may be exercised by the optionee or his or her qualified representative, to the extent that the optionee was entitled to exercise the option on the date of his or her death or disability, for a period of twelve months, but in no event beyond the term of the option.

o If an optionee's employment or status as an independent contractor is terminated for cause or if an optionee is removed from any office or directorship of the Company by any regulatory agency or is removed as a director pursuant to applicable provisions of the Delaware General Corporation Law, his or her option terminates immediately.

o If an optionee's employment or status as a director or independent contractor terminates for any reason other than death, disability or cause, his or her option may be exercised, to the extent the option was exercisable on the date of termination, in the case of an incentive option for a period of three (3) months following the termination and in the case of a non-statutory option for a period of three (3) months and one (1) day following the termination (subject to extension by the Board of Directors), but in no event beyond the term of the option.

Options under the 2002 Plan are not transferable in any manner other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor/settlor, or by gift to a member of the optionee's immediate family. The options may be exercised, during the lifetime of an optionee, only by the optionee.

Options granted under the 2002 Plan may also contain any other provisions, which will not be inconsistent with the above terms, as the Board of Directors or Committee deems appropriate. No option, however, nor anything contained in the 2002 Plan, will confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries nor limit in any way the right of the Company to terminate his or her employment at any time.

7. Federal Income Tax Effects of Stock Options. Generally, for sales of capital assets (other than real property, certain collectibles, and certain small business stock), the maximum capital gains rate is 20% if the asset is held for more than 12 months. If the asset is held for one year or less, the gain is short term capital gain which is taxed up to a maximum rate of 39.6%. Finally, certain capital assets acquired after December 31, 2000 and which are held for at least five years will be taxed at a maximum 18% rate. Conforming amendments were made to the alternative minimum tax.

         A.       Incentive Stock Options

An employee realizes no income upon the grant of an incentive stock option and consequently is not subject to any federal income tax consequences at that time. The employee also realizes no income by exercising the incentive option with a cash payment, provided the optionee remained an employee of the Company (or of any of its affiliates) at all times during the period beginning with the date of grant of the option and ending three (3) months before the date of exercise. Under proposed regulations, for an incentive stock option exercised on and after January 1, 2003, the excess of the then fair market value of the stock over the exercise price will constitute "wages" for FICA and FUTA tax purposes at the time of exercise, but not for income tax purposes. The difference between the exercise price and the fair market value of the shares on the date of exercise is a tax preference item, which may subject the employee to the alternative minimum tax in the year of exercise. The alternative minimum tax must be paid if it exceeds the optionee's regular income tax. Therefore, a large spread between the fair market value of the stock and the exercise price may result in the imposition of the alternative minimum tax.

In order to obtain the most favorable tax consequences, the employee must not sell the stock acquired pursuant to an incentive stock option until two years after the option was granted and one year after the option was exercised. If the sale occurs after both holding periods have lapsed, the employee will be taxed at capital gain rates on gain equal to the amount the optionee receives for the stock less the amount he or she paid to exercise the option. Generally, that gain will be taxed at a maximum 20% federal rate if the employee has held the stock for more than 12 months. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

The tax consequences may differ from those described above if the employee disposes of the stock acquired by exercising an incentive stock option before both the two year and one year holding period requirements have been satisfied (a "disqualifying disposition"). In that case, the employee will generally realize ordinary compensation income subject to federal income tax in the year the stock is disposed equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the stock over the exercise price. If the amount realized exceeds the value of the stock on the date of exercise, any additional amount will be capital gain (taxed at the various rates discussed above, depending on the employee's holding period for the stock). If the amount realized is less than the exercise price, the optionee will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

A disqualifying disposition of the stock acquired upon exercise of an incentive stock option also has alternative minimum tax consequences. If an employee acquires stock by exercising an incentive stock option and disposes of that stock in the same tax year, the regular tax and alternative minimum tax treatments are the same. If that stock is disposed of in a disqualifying disposition in a later tax year, the "spread" between the option price and the fair market value of the stock is included in alternative minimum taxable income in the exercise year and in regular taxable income in the disposition year.

Generally, the Company is not entitled to a deduction resulting from the grant or exercise of an incentive stock option. In the case of a disqualifying disposition, however, the Company may deduct an amount equal to the amount that the employee recognizes as compensation income.

An employee may exercise incentive stock options granted under the 2002 Plan that first become exercisable in a calendar year, provided that the aggregate initial fair market value of the stock so acquired (as determined at the times the options are granted) does not exceed $100,000. In addition, an employee may exercise any option, without regard to the $100,000 limitation, at any time after the calendar year in which it becomes first exercisable. To the extent that the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time during any calendar year (under all plans of the Company or any subsidiary corporations) exceeds $100,000, the options will be treated as nonstatutory stock options.

Special rules apply to persons involved in insolvency or bankruptcy proceedings and to the exercise of incentive stock options by estates, heirs and legatees.

         B.       Nonstatutory Stock Options

An optionee who is granted a nonstatutory option in connection with the performance of services generally realizes no ordinary income at that time. In most cases, the optionee will realize compensation income and consequently will be subject to federal income tax at the time the optionee exercises the option with a cash payment. The optionee must include as ordinary income the excess, if any, of the fair market value of the stock received over the exercise price. If the optionee is an employee, the Company is required to withhold income and employment taxes at the time the optionee includes the amount in income.

The basis for determining gain or loss on the sale of stock received through the exercise of a nonstatutory option is the amount paid for the stock plus that amount included in income on the exercise of the option. If a stockholder holds his or her stock for more than 12 months, the gain generally will be long term capital gain taxed at a maximum 20% federal tax rate.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2002 PLAN AS DISCUSSED ABOVE. APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND ENTITLED TO VOTE AT THIS MEETING, ASSUMING A QUORUM IS PRESENT.


                           INDEPENDENT AUDITORS

The Board of Directors of the Company has not as yet completed the selection process for an independent auditor to examine the financial statements of the Company for the year ending December 31, 2002. Arthur Andersen LLP, independent certified public accountants, examined the financial statements of the Company for the year ending December 31, 2001. The Board of Directors does not anticipate that a representative of Arthur Andersen LLP will be in attendance at the Annual Meeting.

During the fiscal year ended December 31, 2001, Arthur Andersen LLP provided professional services in connection with the audit of the financial statements of North Bay for the year ending December 31, 2000, gave North Bay's Board of Directors a post-audit briefing, prepared and completed North Bay's 2000 federal income and California franchise tax returns, provided assistance in completing North Bay's 2000 Annual Report to Shareholders and documents filed with the Securities and Exchange Commission, and consulted with North Bay's management regarding year end tax planning.

Audit Fees

The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year were $89,000.

Financial Information Systems Design And Implementation Fees

There were no fees billed by Arthur Andersen LLP for professional services rendered for information technology services relating to financial information systems design and implementation for fiscal year 2001.

All Other Fees

The aggregate fees billed by Arthur Andersen LLP for services rendered to the Company other than the services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees" were $24,830.


                            Availability of Form 10-K

A copy of the Company's 2001 Annual Report on Form 10-K, including financial statements and financial statement schedules required to be filed with the Securities Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, will be furnished without charge to any shareholder upon written request. A copy may be requested by writing Pansy F. Smith, Assistant Corporate Secretary, North Bay Bancorp, P.O. Box 2200, Napa, California 94558.

                              Shareholder Proposals

The 2003 Annual Meeting of Shareholders will be held on April 29, 2003. November 28, 2002, is the date by which shareholder proposals intended to be presented at the 2003 Annual Meeting must be received by management of the Company at its principal executive office for inclusion in the Company's 2003 proxy statement and form of proxy relating to that meeting. Additionally, with respect to any proposal by shareholders not submitted for inclusion in the Bank's Proxy Statement, if notice of the proposal is not received by February 11, 2003, the notice will be considered untimely, and the Company's proxy holders will have discretionary authority to vote on the proposal.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto and in accordance with their judgment.

Dated:   March 28, 2002.                             For the Board of Directors
         Napa, California

                                                     ---------------------------
                                                     Wyman G. Smith, III
                                                     Corporate Secretary

                         APPENDICES TO EDGARIZED FILING

                                   APPENDIX A



                          NORTH BAY BANCORP PROXY CARD

X   PLEASE MARK VOTES                        REVOCABLE PROXY
    AS IN THIS EXAMPLE

This proxy is solicited on behalf of the Board of Directors and may be revoked prior to the meeting.

                                North bay bancorp

The undersigned hereby appoints Terry L. Robinson and Wyman G. Smith, III, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote all the shares of common stock of North Bay Bancorp held of record by the undersigned on March 4, 2002, at the annual meeting of shareholders to be held on April 30, 2002 or any adjournment thereof. The undersigned hereby further confers upon the Proxies, and each of them, or there substitute or substitutes, discretionary authority to vote in respect to all other matters which may properly come before the meeting or any adjournment thereof, including discretionary authority to cumulate votes in the election of directors.

The undersigned acknowledges receipt (a) the Notice of Annual Meeting and accompanying Proxy Statement and (b) an Annual Report of the Company for the fiscal year ended December 31, 2001, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy, and by filing this Proxy with the Secretary of the Company, gives notice of revocation.

Please be sure to sign and date             Date  _________
this Proxy in the box below.
---------------------                       ------------------------
Stockholder sign above                      Co-holder (if any) sign above

1. ELECTION OF DIRECTORS
NOMINEES:
Thomas N. Gavin; David B. Gaw; Fred J. Hearn; Conrad W. Hewitt; Harlan R. Kurtz; Richard S. Long; Thomas H. Lowenstein; Thomas F. Malloy; Terry L. Robinson; James E. Tidgewell

         For : ____         Withhold:___      For All Except ____

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:

2.  APPROVAL OF THE NORTH BAY BANCORP 2002 STOCK OPTION PLAN

         For ___  Against ___       Abstain ____

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for all of the nominees named on this Proxy Card and for Proposal No. 2.
--------------------------------------------------------------------------------
Detach above card, sign, date and mail in postage paid envelope provided.

                                North Bay Bancorp
                               1500 Soscol Avenue
                             Napa, California 94559

Please sign exactly as your name appears hereon. If shares are held jointly by two or more persons, whether as a community property, joint tenancy or otherwise, both or all of the persons should sign. If shares are held by a corporation, this Proxy should be signed in full corporate name by the President or other authorized officer. If shares are held by a partnership, this Proxy should be signed in partnership name by an authorized person. Executor, administrators or other fiduciaries who execute this Proxy for a shareholder of record should give their full title.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

Has your address changed?
_______________________________________
_______________________________________
_______________________________________

                                   APPENDIX B



                    NORTH BAY BANCORP 2002 stock option plan

                    NORTH BAY BANCORP 2002 STOCK OPTION PLAN





    Adopted by the North Bay Bancorp Board of Directors on February 25, 2002




    Approved by the Shareholders of North Bay Bancorp on _____ __, 2002

                                TABLE OF CONTENTS



1.       PURPOSE...............................................................1


2.       DEFINITIONS...........................................................1

         (a)      "Affiliate" shall mean.......................................1

         (b)      "Board of Directors".........................................1

         (c)      "Code".......................................................1

         (d)      "Committee"..................................................1

         (e)      "Company"....................................................1

         (f)      "Effective Date".............................................1

         (g)      "Employee"...................................................1

         (h)      "Exchange Act"...............................................2

         (i)      "Exercise Price".............................................2

         (j)      "Fair Market Value"..........................................2

         (k)      "ISO"........................................................2

         (l)      "Nonstatutory Option"........................................2

         (m)      "Option".....................................................2

         (n)      "Optionee"...................................................2

         (o)      "Payroll Employee"...........................................2

         (p)      "Permanent and Total Disability".............................3

         (r)      "Plan".......................................................3

         (s)      "Service"....................................................3

         (t)      "Share"......................................................3

         (u)      "Stock"......................................................3


                                       I

         (v)      "Stock Option Agreement".....................................3

         (w)      "Substitute Option"..........................................3

         (x)      "Terminating Event"..........................................3

         (y)      "Vesting Event"..............................................4


3.       ADMINISTRATION........................................................4

         (a)      Committee Membership.........................................4

         (b)      Committee Procedures.........................................4

         (c)      Committee Responsibilities...................................5


4.       ELIGIBILITY...........................................................6

         (a)      General Rules................................................6

         (b)      Ten-Percent Stockholders.....................................6

         (c)      Attribution Rules............................................6

         (d)      Outstanding Stock............................................6


5.       STOCK SUBJECT TO PLAN.................................................6

         (a)      Basic Limitation.............................................6

         (b)      Additional Shares............................................7


6.       TERMS AND CONDITIONS OF OPTIONS.......................................7

         (a)      Stock Option Agreement.......................................7

         (b)      Number of Shares.............................................7

         (c)      Exercise Price...............................................7

         (d)      Withholding Taxes............................................7

         (e)      Exercisability...............................................8

         (f)      Term.........................................................8


                                       II

         (g)      Transferability..............................................9

         (h)      No Rights as a Shareholder...................................9

         (i)      Modification, Extension and Renewal of Options...............9

         (j)      Substitute Options..........................................10


7.       PAYMENT FOR SHARES...................................................10

         (a)      General Rule................................................10

         (b)      Surrender of Stock..........................................10

         (c)      Exercise/Sale...............................................10

         (d)      Exercise/Pledge.............................................11

         (e)      Withholding Taxes...........................................11


8.       ADJUSTMENT UPON CHANGES IN CAPITALIZATION............................11

         (a)      Adjustments Upon Changes in Capitalization..................11

         (b)      Reservation of Rights.......................................11


9.       TERMINATING EVENTS...................................................12


10.      SECURITIES LAWS......................................................12


11.      NO RETENTION RIGHTS..................................................13


12.      DURATION AND AMENDMENTS..............................................13

         (a)      Term of the Plan............................................13

         (b)      Right to Amend or Terminate the Plan........................13

         (c)      Effect of Amendment or Termination..........................13


13.      GOVERNING LAW; INTEGRATION...........................................13



                                      III

                    NORTH BAY BANCORP 2002 STOCK OPTION PLAN

1. PURPOSE. The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the grant of Nonstatutory Options as well as Incentive Stock Options intended to qualify under Section 422 of the Code.

2.       DEFINITIONS.

         (a) "Affiliate" shall mean any corporation, partnership or limited liability company which controls, is controlled by, or is under common control with, the Company. A corporation, partnership or limited liability company that attains the status of an Affiliate on a date after the adoption of the Plan shall be considered an Affiliate commencing as of such date.

         (b) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a), or in the absence of such a committee, the Board of Directors.

         (e) "Company" shall mean North Bay Bancorp, a California corporation.

         (f) "Effective Date" shall mean the earlier of the date of adoption of the Plan by the Board of Directors of the Company or the approval of the Plan by the shareholders of the Company in the manner required by applicable law or regulation.

         (g) "Employee" shall mean:

                  (i) Any  individual  who is a full- or  part-time  salaried or
         hourly  employee   (i.e.,   paid  in  accordance  with  normal  payroll
         procedures) of the Company or of an Affiliate (a "Payroll Employee");

                  (ii) A member of the Board of Directors or a member of the Board of Directors of any Affiliate; and

                  (iii) An independent contractor who performs services for the Company or an Affiliate and who is not a member of the Board of Directors.

Service as an independent contractor or member of the Board of Directors shall be considered employment for all purposes of the Plan, except as provided in
Section 4(a).

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (i) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         (j) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

                  (i) If Stock was traded over-the-counter on the date in question but was not traded on the NASDAQ system or the NASDAQ National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

                  (ii) If Stock was traded over-the-counter on the date in question and was traded on the NASDAQ system or the NASDAQ National Market System, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the NASDAQ system or the NASDAQ National Market System;

                  (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

         (k) "ISO" shall mean an employee  incentive  stock option  described in
Section 422(b) of the Code.

         (l) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

         (m) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (n) "Optionee" shall mean an individual who holds an Option.

         (o) "Payroll Employee" shall have the meaning ascribed in paragraph (f) hereof.

         (p) "Permanent and Total Disability" shall mean as defined in Section 22(e)(3) of the Code.


         (q)  "Person"  shall  mean  a  natural   person,   firm,   association,
organization,   partnership,  business  trust,  corporation,  limited  liability company, or public entity.


         (r) "Plan" shall mean this North Bay Bancorp 2002 Stock Option Plan, as it may be amended from time to time.


         (s) "Service" shall mean service as an Employee.


         (t) "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).


         (u) "Stock" shall mean the Common Stock of the Company.


         (v) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.


         (w) "Substitute Option" shall mean an option described in Section 6(j).


         (x) "Terminating Event" shall mean the occurrence of any of the following events:

                  (i) the consummation of a plan of dissolution or liquidation of the Company;

                  (ii) the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the shareholders of the Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation (the "Surviving Corporation") in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation and the individuals who were members of the Board of Directors immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least 50% of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the Surviving Corporation, or (B) the Company is reorganized, merged or consolidated with a corporation in which any shareholder owning at least 50% of the combined voting power of the outstanding voting securities of the Company immediately prior to such reorganization, merger or consolidation, owns at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation.

                  (iii) the sale of all or substantially all of the assets of the Company to another Person;

                  (iv)  the   acquisition  of  beneficial   ownership  of  stock
         representing more than fifty percent (50%) of the voting power of the Company then outstanding by another Person.


         (y) "Vesting Event" shall mean the approval by the shareholders of the Company of any matter, plan or transaction which would constitute a Terminating Event, or if any Terminating Event occurs without shareholder approval, the occurrence of such Terminating Event.

3.       ADMINISTRATION.

         (a) Committee Membership. The Board of Directors shall have the authority to administer the Plan but may delegate its administrative powers under the Plan, in whole or in part, to one or more committees of the Board of Directors. With respect to the participation of Employees who are subject to
Section 16 of the Exchange Act, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "nonemployee directors" as defined in Securities and Exchange Commission Rule 16b-3 under the Exchange Act. With respect to the participation of Employees who may be considered "covered employees" under Section 162(m) of the Code, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "outside directors" as defined by the Internal Revenue Service for plans intended to qualify for an exemption under Section 162(m)(4)(C) of the Code. If the committee members meet both such qualifications, then one committee may administer the Plan both with respect to Employees who are subject to Section 16 of the Exchange Act or who are considered to be "covered employees" under Section 162(m) of the Code. The Board of Directors may appoint a separate committee, consisting of one or more members of the Board of Directors who do not meet such qualifications. Such committee may administer the Plan with respect to Employees who are not officers of the Company or members of the Board of Directors, may grant Options under the Plan to such Employees and may determine the timing, number of Shares and other terms of such grants.

         (b) Committee Procedures.The Board of Directors shall designate one of the members of any Committee appointed under paragraph (a) as chairman. Any such Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         (c) Committee Responsibilities. Subject to the provisions of the Plan, any such Committee shall have full authority and discretion to take the following actions:

                  (i) To interpret the Plan and to apply its provisions;

                  (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

                  (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

                  (iv) To determine when Options are to be granted under the Plan;

                  (v) To select the Optionees;

                  (vi) To determine the number of Shares to be made subject to each Option;

                  (vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

                  (viii) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement;

                  (ix) To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration; and

                  (x) To take any other actions deemed necessary or advisable for the administration of the Plan.


Notwithstanding the foregoing, the Committee shall annually deliver financial statements of the Company to all Optionees to whom such delivery is required by
Section 260.140.46 of the California Code of Regulations, or successor statute or regulation.


All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees, and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Option.

4.       ELIGIBILITY.

         (a) General Rules. Only Employees shall be eligible for designation as Optionees by the Committee. In addition, only Payroll Employees of the Company or an Affiliate shall be eligible for the grant of ISOs.

         (b) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless:

                  (i) The Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and

                  (ii) Such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

         (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

         (d)   Outstanding   Stock.   For  purposes  of  Subsection  (b)  above,
"outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

5.       STOCK SUBJECT TO PLAN.

         (a) Basic Limitation. Shares reserved for issuance pursuant to the exercise of Options granted under the Plan shall be authorized but unissued Shares. Subject to the provisions of Section 8 of this Plan, the aggregate number of Shares which may be issued pursuant to the exercise of Options granted under the Plan shall be 235,000, all of which may be issued pursuant to the exercise of ISOs or Nonstatutory Options granted under the Plan. Except as provided in this Section, in no event shall options be granted for a number of Shares which exceeds the number of Shares reserved for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. At no time shall the total number of Shares issuable upon exercise of all outstanding Options and the total number of Shares provided for under any stock bonus or similar plan of the Company exceed thirty percent (30%) of the then outstanding Shares of the Company's Common Stock, calculated in accordance with the conditions and exclusions of Rule 260.140.45 of the California Code of Regulations, or successor statute or regulation.

         (b) Additional Shares. In the event that any outstanding option granted under this Plan, including Substitute Options, for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such option shall become available for the purposes of this Plan. In addition, any authorized shares not issued or subject to outstanding grants under the Company's 1993 Stock Option Plan (the "Prior Plan") on the Effective Date and any shares issued under the Prior Plan that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan.

6. TERMS AND CONDITIONS OF OPTIONS.

         (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement executed by the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option. For so long as the Code shall so provide, Options granted to any Payroll Employee under the Plan ( and any other incentive stock option plans of the Company) which are intended to constitute ISOs shall not constitute ISOs to the extent that such Options, in the aggregate, become exercisable for the first time in any one(1) calendar year for shares of Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

         (c) Exercise Price. Each Stock Option Agreement shall specify the exercise Price. The Exercise Price of an Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b) with respect to ISOs and Section 6(i) with respect to Substitute Options. The Exercise Price shall be payable in a form described in Section 7.

         (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

         (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee in its sole discretion; provided however, that:

                  (i) Upon the occurrence of a Vesting Event, the Option shall become immediately exercisable as to all Shares covered by such Option, whether or not previously vested;

                  (ii) In the event that an Optionee's Service terminates, the Option shall be exercisable only to the extent the Option was vested as of the date of such termination, unless otherwise specified in the Optionee's Stock Option Agreement; and


                  (iii) Options granted to Payroll Employees other than officers of the Company shall vest at the rate of at least 20 percent of the shares subject thereto per year over five (5) years from the date of grant of the Option.

         (f) Term. Each Stock Option Agreement shall specify the term of the Option. No Option shall have a term exceeding 10 years from the date of grant. Subject to the preceding sentence, the Committee in its sole discretion shall determine when an Option is to expire. In the event that the Optionee's Service terminates:

                  (i) As a result of such Optionee's death or Permanent and Total Disability, the term of the Option shall expire twelve months (or such other period specified in the Optionee's Stock Option Agreement) after such death or Permanent and Total Disability but not later than the original expiration date specified in the Stock Option Agreement provided, however, that the expiration of the term of a Nonstatutory Option may be extended for such further period as the Committee, in its sole discretion, may determine, to a date not later than the original expiration date specified in the Stock Option Agreement.

                  (ii) As a result of termination of the Employee's employment with the Company (by resignation or otherwise) for cause, the term of the Option shall expire immediately upon such termination (notice or advice of which shall subsequently be given by the Company), and thereafter neither the Employee nor the Employee's estate shall be entitled to exercise the Option with respect to any Shares whatsoever, whether or not after such termination the Employee may receive payment from the Company for vacation pay, for services rendered prior to termination, for services for the day on which termination occurred, for salary in lieu of notice or for other benefits. For purposes of this Plan, "cause" shall mean an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company or its shareholders, disclosure of any of the secrets or confidential information of the Company, the inducement of any client or customer of the Company to break any contract with the Company, or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement of any conduct which constitutes unfair competition with the Company, the removal of Optionee from office by any court or bank regulatory agency, or such other similar acts which the Committee in its discretion reasonably determines to constitute adequate cause for termination of Optionee's Service. As used in this Paragraph (ii), Company includes Affiliates of the Company.

                  (iii) As a result of termination for any reason other than Permanent and Total Disability, death or cause, the term of the Option shall expire three months (or such other period specified in the Optionee's Stock Option Agreement) after such termination, but not later than the original expiration date specified in the Stock Option Agreement provided, however, that the expiration of the term of a Nonstatutory Option may be extended for such further period as the Committee, in its sole discretion, may determine, to a date not later than the original expiration date specified in the Stock Option Agreement.

         (g) Transferability. During an Optionee's lifetime, such Optionee's Options shall be exercisable only by him or her and shall not be transferable. An Option shall not be transferable other than by will or by the laws of descent and distribution; provided, however, that Nonstatutory options may be transferred by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor/settlor, or by gift to "immediate family," as that term is defined in 17 C.F.R. 240.16a-1(e) or successor statute or regulation thereto.

         (h) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 8.

         (i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

         (j) Substitute Options. If the Company at any time should succeed to the business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan in substitution of options previously granted by such corporation to purchase shares of its stock which options are outstanding at the date of the succession ("Surrendered Options"). The Committee shall have discretion to determine the extent to which such Substitute Options shall be granted, the persons to receive such Substitute Options, the number of Shares to be subject to such Substitute Options, and the terms and conditions of such Substitute Options which shall, to the extent permissible within the terms and conditions of the Plan, be equivalent to the terms and conditions of the Surrendered Options. The exercise Price may be determined without regard to Section 6(c); provided however, that the Exercise Price of each Substitute Option shall be an amount such that, in the sole and absolute judgment of the Committee (and if the Substitute Options are to be ISO's, in compliance with Section 424(a) of the
Code), the economic benefit provided by such Substitute Option is not greater than the economic benefit represented by the Surrendered Option as of the date of the succession.

7.  PAYMENT FOR SHARES.

         (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America in cash or by certified check, official bank check, or the equivalent thereof acceptable to the Company at the time when such Shares are purchased, except as follows:

                  (i) ISOs. In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (in its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c) or (d) below.

                  (ii) Nonstatutory Options. In the case of a Nonstatutory Option granted under the Plan, the Committee (in its sole discretion) may accept payment pursuant to Subsections (b), (c), or (d) below.

         (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 6 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

         (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise Price and any withholding taxes.

         (e) Withholding Taxes. The Company shall have the right upon the exercise of an option to deduct any sums required to be withheld under federal, state or local tax laws or regulations. The Company may condition the issuance of Shares upon exercise of any Option upon the payment by the Optionee of any sums required to be withheld under applicable laws or regulations. The Company has no duty to advise any Optionee of the existence of any tax or any amounts which may be withheld.

8.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

         (a) Adjustments Upon Changes in Capitalization. If the outstanding shares of Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, through a reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Company, an appropriate and proportionate adjustment shall be made in the number and kind of Shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Shares subject to Options and the exercise price per Share allocated to unexercised Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, in an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each Share subject to the Option. Any adjustment under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of Stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share interests shall be disregarded and the fractional share interest shall be rounded down to the nearest whole number.

         (b) Reservation of Rights. Except as provided in this Section 8, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class,


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

or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9.  TERMINATING EVENTS.

         Not less than thirty (30) days prior to the occurrence of a Terminating Event, the Committee or the Board shall notify each Optionee of the pendency of the Terminating Event. Upon the effective date of the Terminating Event, the Plan shall automatically terminate and all Options theretofore granted shall terminate, unless provision is made in connection with such transaction for the continuance of the Plan and/or assumption of Options theretofore granted, or substitution for such Options with new stock options covering stock of a successor corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Options shall terminate pursuant to the preceding sentence, all persons shall have the right to exercise the Options then outstanding and not exercised at such time prior to the consummation of the transaction causing such termination as the Company shall designate, unless the Board shall have provided for the cancellation of such Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Stock as of the date of the Terminating Event over the exercise price of such Options.

10.   SECURITIES LAWS.

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.


         Upon the grant of an Option under this Plan, or upon the exercise of any Option granted under this Plan, the Company may require an Optionee to sign an investment covenant to the effect that such Option and such Stock will be acquired by the Optionee for his or her own account for investment and not with a view to, or for sale in connection with, any distribution of the Option or Stock. The certificates representing the shares of Stock purchased under any Option granted under this Plan may contain such legends as counsel for the Company shall deem necessary to comply with any applicable securities law, rule, or regulation.


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

         All Options granted under the Plan are subject to the requirement that if at any time the Board of Directors or the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, or if, in the opinion of counsel to the Company, compliance with any state or federal securities laws is necessary or desirable as a condition of or in connection with the issuance of Shares under the Option, the Optionee's right to exercise any and all Options shall be suspended and the Options may not be exercised in whole or in part unless such listing, qualification, consent, approval, or compliance shall have been effected or obtained free of any condition not acceptable to the Board of Directors or the Committee.

11.  NO RETENTION RIGHTS.

         Neither the Plan nor any Option shall be deemed to give any individual the right to remain an employee or consultant of the Company or a Affiliate. The Company and its Affiliates reserve the right to terminate the Service of any employee or consultant at any time, with or without cause, subject to applicable laws and a written employment agreement (if any).

12.  DURATION AND AMENDMENTS.

         (a) Term of the Plan. The Plan, as set forth herein, shall become effective as of the Effective Date. The Plan, if not extended, shall terminate automatically ten years after the Effective Date. It may be terminated on any earlier date pursuant to Subsection(b) below.

         (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws or regulations.

         (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

13.  GOVERNING LAW; INTEGRATION

         This Plan and the rights and obligations of the Company and the participants this Plan shall be governed and construed according to the domestic substantive laws of the State of California without giving effect to choice or conflict of law provisions that would cause the application of the domestic substantive laws of any other jurisdiction. This Plan and the Stock Option Agreements granted from time to time pursuant to the Plan constitute the sole understanding of the Company and the participants with respect to the subject matter of the Plan and the Stock Option Agreements.


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